UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Odyssey Way, Suite 101
 Kennedy Space Center, Florida, United States 32953
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 261-0900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On October 6, 2026, Starfighters Space, Inc. (the "Company") filed a Notice of Meeting and Record Date for its Annual Meeting of Stockholders to be held on December 17, 2026 on the System for Electronic Document Analysis and Retrieval with the British Columbia Securities Commission in Canada in accordance with the requirements of the Canadian Securities Administrators National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer as the Company is a reporting issuer in British Columbia, Canada.

A copy of the Notice of Meeting and Record Date is filed as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Notice of Meeting and Record Date
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: October 6, 2026	By:	/s/ Tim Franta
Tim Franta Chief Executive Officer